SUPPLEMENT DATED MARCH 16, 2009
TO THE PROSPECTUS FOR
PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

     At a meeting of the Board of Directors of Principal Funds, Inc. (“PFI”) held on December 19, 2008, the Board approved a Plan of Acquisition (the “Plan”) which provides for the reorganization of the MidCap Value Fund II (the “Acquired Fund”) into the MidCap Value Fund I (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, B, C, J, R-1, R-2, R-3, R-4, R-5 and Institutional Class shares of the Acquired Fund will receive Class A, B, C, J, R-1, R-2, R-3, R-4, R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on May 1, 2009. Acquired Fund shareholders who do not wish to become a shareholder of the Acquiring Fund may: (1) redeem shares of the Acquired Fund or (2) exchange shares of the Acquired Fund for shares of another PFI fund prior to the closing date of the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have substantially the same principal policies and risks in that both invest in midcap value securities. The Acquiring Fund also has a lower advisory fee rate and overall lower expense ratios than the Acquired Fund. The Acquired Fund also has better performance. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis greater, prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders.

    The Reorganization does not require approval of shareholders of the Acquired Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Comparison of Acquired and Acquiring Funds

     The following comparison of the Funds is a summary only. To better understand the differences between the investment policies, strategies and risks of the Funds, please refer to the prospectus and Statement of Additional Information for the Funds, which are available, free of charge, by calling us at 1-800-222-5852.

MidCapValue Fund II	MidCapValue Fund I
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of October 31, 2008:
$309,632,000	$665,058,000
Investment Advisor: Principal Management Corporation (“PMC”)

Sub-Advisors and Portfolio Managers:

Jacobs Levy Equity Management, Inc.	Goldman Sachs Asset Management, L.P.
(“Jacobs Levy”)	(“GSAM”)

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief	Dolores Bamford, CFA. Ms. Bamford is a Managing
investment officer, portfolio manager, and co-director of	Director and Portfolio Manager at GSAM. Ms. Bamford
research. He co-founded Jacobs Levy in 1986. Dr. Jacobs	joined as a portfolio manager for the Value team in April
earned a BA from Columbia College, an MS in Operations	2002. She earned her masters degree in science from MIT
Research and Computer Science from Columbia University,	Sloan School of Management. She has earned the right to
an MSIA from Carnegie Mellon University, and an MA in	use the Chartered Financial Analyst designation.
Applied Economics and a Ph.D. in Finance from the
University of Pennsylvania’s Wharton School.	Andrew Braun. Mr. Braun is a Co-Chief Investment Officer,
Managing Director and Portfolio Manager at GSAM. Mr.
Ken Levy, CFA. Mr. Levy serves as co-chief investment	Braun joined GSAM as a mutual fund product development
officer, portfolio manager, and co-director of research. He	analyst in July 1993. From January 1997 to April 2001, he

cofounded Jacobs Levy in 1986. He earned a BA in	was a research analyst on the Value team. He became a
Economics from Cornell University and an MBA and an MA in	portfolio manager in May 2001. Mr. Braun earned his MBA
Business Economics from the University of Pennsylvania’s	from New York University Stern School of Business.
Wharton School. He has earned the right to use the
Chartered Financial Analyst designation.	Scott Carroll, CFA. Mr. Carroll is a Managing Director and
Portfolio Manager at GSAM. Mr. Carroll joined as a portfolio manager for the Value team in May 2002. He earned his
MBA from the University of Chicago Graduate School of
Business. He has earned the right to use the Chartered
Financial Analyst designation.

Sean Gallagher. Mr. Gallagher is a Co-Chief Investment
Officer, Managing Director and Portfolio Manager at GSAM.
Mr. Gallagher joined GSAM as a research analyst in May
2000. He became a portfolio manager in December 2001.
Mr. Gallagher earned his MBA from New York University
Stern School of Business.

Eileen Rominger. Ms. Rominger is a Managing Director,
Co-Chief Investment Officer and Portfolio Manager at
GSAM. Ms. Rominger joined GSAM as a portfolio manager
and Chief Investment Officer of the Value team in August
1999. She earned her MBA from the University of
Pennsylvania

Los Angeles Capital Management and
Equity Research, Inc.
(“LA Capital”)

David R. Borger, CFA. Director of Research and Principal,
L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the
Dynamic Alpha Model (the firm’s proprietary stock
selection model). He earned a BS from the Wittenberg
University and an MA and MBA from the University of
Michigan. He has earned the right to use the Chartered
Financial Analyst designation.

Christine M. Kugler. Director of Implementation and
Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. She
earned a BA from the University of California, Santa
Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A.
Capital. Mr. Matsuda co-founded L.A. Capital in 2002. He
earned a BBA from the University of Hawaii and an MBA
from California State University Northridge. Hal W.
Reynolds, CFA. Chief Investment Officer and Principal, L.A.
Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Mr.
Reynolds earned a BA from the University of Virginia and an
MBA from the University of Pittsburgh. He has earned the
right to use the Chartered Financial Analyst designation.

Thomas D. Stevens, CFA. Chairman and Principal, L.A.
Capital. Mr. Stevens co-founded L.A. Capital in 2002. Mr.
Stevens earned a BBA and MBA from the University of
Wisconsin. He has earned the right to use the Chartered
Financial Analyst designation.

Investment Objective:
Both Funds seek long-term growth of capital.

Principal Investment Strategies:
The Fund invests primarily in common stocks of medium	Under normal circumstances, the Fund invests at least 80%
capitalization companies. Under normal circumstances, the	of its net assets (plus any borrowings for investment

Fund invests at least 80% of its net assets (plus any	purposes) in a diversified portfolio of equity investments in
borrowings for investment purposes) in common stocks of	mid-cap issuers with a medium market capitalization (those
companies with a medium market capitalization (those with	with market capitalizations similar to companies in the
market capitalizations similar to companies in the Russell	Russell MidCap Value Index (as of the most recent calendar
Midcap® Value Index (as of the most recent calendar year	year end, the range was between approximately $0.02
end, this range was between approximately $0.02 billion	billion and $13.8 billion)) at the time of purchase. Market
and $13.8 billion)) at the time of purchase. Market	capitalization is defined as total current market value of a
capitalization is defined as total current market value of a	company’s outstanding common stock. If the market
company’s outstanding common stock. Companies may	capitalization of a company held by the Fund moves outside
range from the well-established and well-known to the new	this range, the Fund may, but is not required to, sell the
and unseasoned. The Fund may invest up to 25% of its	securities. The Fund may invest up to 25% of its net assets
assets in securities of foreign companies.	in securities of foreign companies, including securities of
issuers in emerging countries and securities quoted in
Jacobs Levy selects stocks by using a value oriented	foreign currencies.
investment approach and using proprietary research that
attempts to detect and take advantage of market	GSAM selects stocks using a value oriented investment
inefficiencies. Its approach combines human insight and	approach. GSAM evaluates securities using fundamental
intuition, finance and behavioral theory, and quantitative	analysis and intends to purchase equity investments that
and statistical methods in a proprietary process it refers to	are, in its view, underpriced relative to a combination of such
as “disentangling.” The disentangling process evaluates	company’s long-term earnings prospects, growth rate, free
various market inefficiencies simultaneously, isolating each	cash flow and/or dividend-paying ability. Consideration will
potential source of return.	be given to the business quality of the issuer. Factors
positively affecting GSAM’s view of that quality include the
Jacobs Levy believes that disentangling provides more	competitiveness and degree of regulation in the markets in
reliable predictions of future stock price behavior than	which the company operates, the existence of a
simple single-factor analyses. Security valuation entails	management team with a record of success, the position of
sophisticated modeling of large numbers of stocks and	the company in the markets in which it operates, the level of
proprietary factors based on reasonable, intuitive	the company’s financial leverage and the sustainable return
relationships. The firm examines a wide range of data,	on capital invested in the business. The Fund may also
including balance sheets and income statements, analyst	purchase securities of companies that have experienced
forecasts, corporate management signals, economic	difficulties and that, in the opinion of GSAM, are available at
releases, and security prices.	attractive prices.

LA Capital employs a quantitative approach for selecting
securities it believes are favored in the current market
environment. The firm’s proprietary Dynamic Alpha Model
seeks to identify investor preferences for specific risk
characteristics by analyzing valuation, income statement,
balance sheet, industry and market-based factors. Expected
returns are calculated for a universe of medium
capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are
diversified across industries, common risk factors and
companies. Through an optimization process, LA Capital
seeks to control portfolio risks and implementation costs
while striving to generate consistent results versus the
Russell MidCap Value Index. Portfolio returns and risks are
monitored daily by the investment team. Each month, the
firm’s Portfolio Review Committee formally reviews the
portfolio for compliance with investment objectives and
guidelines.

Beginning on or about July 1, 2009, PMC will invest
between 10% and 40% of the Fund's assets in common
stocks in an attempt to match or exceed the performance of
the Fund's benchmark index for performance. The Fund's
benchmark index for performance is Russell
Midcap Value Index. PMC's strategy is an
active quantitative approach to asset management which
PMC refers to as "structured equity." PMC's structured
equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in Russell Midcap Value Index.
Through the structured equity strategy, PMC expects the
Fund to achieve returns in excess of those of the Fund's
Russell Midcap Value Index with lower risk and

improved predictability of returns for the entire Fund compared to the Russell Midcap Value Index.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives, Risks and Strategies

     The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds have substantially the same principal policies and risks in that both invest in midcap value securities. The Acquired differs in investment strategy and risk in that it is subject to active trading risk. The Acquiring Fund differs in that it has exposure to underlying fund risk as well as emerging markets risk. Further, as described above and beginning in July 2009, PMC is expected to begin to invest approximately 10% to 40% of the Acquiring Fund’s assets pursuant to its structured equity strategy.

Comparison of Fees and Expenses of the Funds

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible.

     The following tables and examples compare fees and expenses of the Acquired Fund, the Acquiring Fund, and projected ("pro forma") estimated fees and expenses of the Acquiring Fund, assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008. The tables and examples below are designed to assist shareholders in understanding the fees and expenses you may pay as an investor and the pro forma estimated fees and expenses of the Acquiring Fund that you may pay, assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008. Fees and expenses shown were determined based on each Fund’s net assets as of the fiscal year ended October 31, 2008.

				Total
				Gross		Net	Acquired*
				Operating		Operating	Fund	Total
	Management	12b-1	Other	Fees and	Expense	Fees and	Fees and	Operating
	Fees	Fees	Expenses	Expenses	Reimbursement	Expenses	Expenses	Expenses
MidCap Value Fund II (Acquired Fund)
Class A	1.00%	0.25%	0.66%	1.91%	0.56%	1.35%	0.00%	1.35%(7)
Class B	1.00%	1.00%	1.78%	3.78%	1.68%	2.10%	0.00%	2.10%(7)
Class C	1.00%	1.00%	2.11%	4.11%	2.01%	2.10%	0.00%	2.10%(7)
Class J	1.00%	0.45%(5)	0.19%	1.64%	N/A	1.64%	0.00%	1.64%
Class R-1	1.00%	0.35%	0.54%	1.89%	N/A	1.89%	0.00%	1.89%
Class R-2	1.00%	0.30%	0.46%	1.76%	N/A	1.76%	0.00%	1.76%
Class R-3	1.00%	0.25%	0.33%	1.58%	N/A	1.58%	0.00%	1.58%
Class R-4	1.00%	0.10%	0.29%	1.39%	N/A	1.39%	0.00%	1.39%
Class R-5	1.00%	N/A	0.27%	1.27%	N/A	1.27%	0.00%	1.27%
Institutional	1.00%	N/A	0.07%	1.07%	N/A	1.07%	0.00%	1.07%(1)(3)

MidCap Value Fund I (Acquiring Fund)
Class A	0.99%(4)	0.25%	0.66%	1.90%	0.55%	1.35%	0.02%	1.37%(8)
Class B	0.99%(4)	1.00%	1.78%	3.77%	1.67%	2.10%	0.02%	2.12%(8)
Class C	0.99%(4)	1.00%	1.61%	3.60%	1.50%	2.10%	0.02%	2.12%(8)
Class J	0.99%(4)	0.45%(5)	0.19%	1.63%	—	1.63%	0.02%	1.65%(6)
Class R-1	0.99%(4)	0.35%	0.54%	1.88%	N/A	1.88%	0.02%	1.90%
Class R-2	0.99%(4)	0.30%	0.46%	1.75%	N/A	1.75%	0.02%	1.77%
Class R-3	0.99%(4)	0.25%	0.33%	1.57%	N/A	1.57%	0.02%	1.59%
Class R-4	0.99%(4)	0.10%	0.29%	1.38%	N/A	1.38%	0.02%	1.40%
Class R-5	0.99%(4)	N/A	0.27%	1.26%	N/A	1.26%	0.02%	1.28%
Institutional	0.99%(4)	N/A	0.03%	1.02%(1)	N/A	1.02%	0.02%	1.04%(1)
MidCap Value Fund I (Acquiring Fund)
(Pro forma assuming Reorganization)(2)
Class A	0.99%(4)	0.25%	0.66%	1.90%	0.55%	1.35%	0.02%	1.37%(8)
Class B	0.99%(4)	1.00%	1.78%	3.77%	1.67%	2.10%	0.02%	2.12%(8)
Class C	0.99%(4)	1.00%	2.11%	4.10%	2.00%	2.10%	0.02%	2.12%(8)
Class J	0.99%(4)	0.45%(5)	0.19%	1.63%	—	1.63%	0.02%	1.65%(5)
Class R-1	0.99%(4)	0.35%	0.54%	1.88%	N/A	1.88%	0.02%	1.90%
Class R-2	0.99%(4)	0.30%	0.46%	1.75%	N/A	1.75%	0.02%	1.77%
Class R-3	0.99%(4)	0.25%	0.33%	1.57%	N/A	1.57%	0.02%	1.59%
Class R-4	0.99%(4)	0.10%	0.29%	1.38%	N/A	1.38%	0.02%	1.40%
Class R-5	0.99%(4)	N/A	0.27%	1.26%	N/A	1.26%	0.02%	1.28%
Institutional	0.99%(4)	N/A	0.03%	1.02%(1)	N/A	1.02%	0.02%	1.04%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have been increased effective March 1, 2009.
(2)	The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expense table.
(3)	PMC has voluntarily agreed to limit expenses of the Acquired Fund attributable to Institutional class shares and, if necessary, pay expenses payable by the Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses(expressed as a percent of average net assets on an annualized basis) not to exceed 1.05%. The expense limit may be terminated at anytime.
(4)	Effective July 1, 2009 Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis).
(5)	The Distributor has voluntarily agreed to limit the Acquired and the Acquiring Funds’ 12b-1 Fees normally payable by the funds. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for class J shares. The expense limit maybe terminated at anytime.
(6)	PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense and Acquired Fund Fees and Expenses*, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75%.
(7)

PMC has contractually agreed to limit the Acquired Fund's expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending October 31, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.10% for Class B, and 2.10% for Class C shares, respectively.

PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.10% for Class B, and 2.10% for Class C shares, respectively.

(8)
*	Acquired Fund Fees and Expenses are fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and then at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

	Share	Number of Years You Own Your Shares
If you sell your shares:	Class	1 Year	3 Years	5 Years	10 Years
MidCap Value Fund II (Acquired Fund)	Class A	$755	$1,183	$1,638	$2,905
	Class B	880	1,555	2,148	3,612
	Class C	513	1,250	2,101	4,298
	Class J	267	517	892	1,944
	Class R-1	192	594	1,021	2,212
	Class R-2	179	554	954	2,073
	Class R-3	161	499	860	1,878
	Class R-4	142	440	761	1,669
	Class R-5	129	403	697	1,534
	Institutional	109	340	590	1,306
MidCap Value Fund I (Acquiring Fund)	Class A	$682	$1,061	$1,473	$2,621
	Class B	715	1,318	1,989	3,486
	Class C	315	1,946	1,725	3,765
	Class J	268	520	897	1,955
	Class R-1	193	597	1,026	2,222
	Class R-2	180	557	959	2,084
	Class R-3	162	502	866	1,889
	Class R-4	143	443	766	1,680
	Class R-5	130	406	702	1,545
	Institutional	106	331	574	1,271
MidCap Value Fund I (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$682	$1,061	$1,473	$2,621
	Class B	715	1,378	1,989	3,486
	Class C	315	1,039	1,912	4,163
	Class J	268	520	897	1,955
	Class R-1	193	597	1,026	2,222
	Class R-2	180	557	959	2,084
	Class R-3	162	502	866	1,889
	Class R-4	143	443	766	1,680
	Class R-5	130	406	702	1,545
	Institutional	106	331	574	1,271

	Share	Number of Years You Own Your Shares
If you do not sell your shares:	Class	1 Year	3 Years	5 Years	10 Years
MidCap Value Fund II (Acquired Fund)	Class A	$755	$1,183	$1,638	$2,905
	Class B	380	1,155	1,948	3,612
	Class C	413	1,250	2,101	4,298
	Class J	167	517	892	1,944
	Class R-1	192	594	1,021	2,212
	Class R-2	179	554	954	2,073
	Class R-3	161	499	860	1,878
	Class R-4	142	440	761	1,669
	Class R-5	129	403	697	1,534
	Institutional	109	340	590	1,306
MidCap Value Fund I (Acquiring Fund)	Class A	$682	$1,061	$1,473	$2,621
	Class B	215	978	1,789	3,486
	Class C	215	946	1,725	3,765
	Class J	168	520	897	1,955
	Class R-1	193	597	1,026	2,222
	Class R-2	180	557	959	2,084
	Class R-3	162	502	866	1,889
	Class R-4	143	443	766	1,680
	Class R-5	130	406	702	1,545
	Institutional	106	331	574	1,271

MidCap Value Fund I (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$682	$1,061	$1,473	$2,621
	Class B	215	978	1,789	3,486
	Class C	215	1,039	1,912	4,163
	Class J	168	520	897	1,955
	Class R-1	193	597	1,026	2,222
	Class R-2	180	557	959	2,084
	Class R-3	162	502	866	1,889
	Class R-4	143	443	766	1,680
	Class R-5	130	406	702	1,545
	Institutional	106	331	574	1,271

Comparison of Fund Performance

     The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). An Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns (%) as of 12/31 Each Year

MidCap Value Fund II (Acquired Fund) Institutional Shares

Highest return for a quarter during the period of the bar chart above:	Q4 '03	14.72%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-27.36%

Year-by-Year Total Returns (%) as of 12/31 Each Year

MidCap Value Fund I (Acquiring Fund) Institutional Shares

Highest return for a quarter during the period of the bar chart above:	Q4 '04	12.82%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-23.74%

Average Annual Total Returns (%) for periods ended December 31, 2008
	Past	Past	Life(1)
	1 Year	5 Years	of Fund
MidCap Value Fund II
--Class A(2)	-45.85	-4.45	-0.04
--Class B(2)	-45.99	-4.23	0.00
--Class C(2)	-43.72	-4.08	-0.09
--Class J(3)	-43.26	-3.39	0.58
--Institutional Class	-42.27	-2.64	1.41
(after taxes on distributions)(4)	-42.45	-4.12	0.41
(after taxes on distributions an sale of shares(4)	-27.24	-2.11	1.28
--R-1 Class(5)	-42.85	-3.51	0.52
--R-2 Class(5)	-42.75	-3.38	0.65
--R-3 Class(5)	-42.69	-3.22	0.98
--R-4 Class(5)	-42.54	-3.04	1.02
--R-5 Class(5)	-42.47	-2.90	1.15
Russell Midcap Value Index(6)	-38.44	0.33	3.31
Morningstar Mid-Cap Value Category Average	-36.77	-1.07	1.72

	Past	Past	Life(7)
	1 Year	5 Years	of Fund
MidCap Value Fund I
--Class A(8)	-39.53	1.16	1.13
--Class B(8)	-39.64	0.09	0.38
--Class C(8)	-39.64	0.09	0.38
--Class J(9)	-36.81	0.87	0.85
--Institutional Class	-35.78	1.51	1.49
(after taxes on distributions)(4)	-35.93	0.37	0.35
(after taxes on distributions an sale of shares(4)	-23.06	1.33	1.32
--R-1 Class(10)	-36.34	0.63	0.60
--R-2 Class(10)	-36.24	0.77	0.75
--R-3 Class(10)	-36.12	0.95	0.93
--R-4 Class(10)	-35.99	1.11	1.09
--R-5 Class(10)	-35.92	1.26	1.23
Russell Midcap Value Index(6)	-38.44	0.33	0.33
Morningstar Large Value Category Average	-36.77	-1.07	-1.13

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
(2)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares.
Institutional Class shares were first sold on December 6, 2000.
(3)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.
(4)	After-tax returns are shown for Insitutional shares only and would differ for other classes of shares. After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(5)	The R-1 Class shares were first sold on November 1, 2004. The other R share classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(6)	Index performance does not reflect deductions for fees, expenses, or taxes.
(7)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
(8)	Class A, B, and C shares commenced operations on March 1, 2009. The returns for Class A, B, and C shares, for the periods prior to this date, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 29, 2003.
(9)	Class J shares were first sold on March 1, 2009. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 29, 2003.
(10)	The R-1 Class shares were first sold on November 1, 2004. The other R share classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 8, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the same investment objectives and substantially the same principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of GSAM and LA Capital which currently serve as sub- advisors to the Acquiring Fund;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12)	the terms and conditions of the Plan; and
(13)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially the same principal investment strategies and risks;
(2)	the Acquiring Fund has lower advisory fees and lower overall expense ratios than the Acquired Fund.
(3)	the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.